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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               SERVOTRONICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                           [SERVOTRONICS, INC. LOGO]


Dr. Nicholas D. Trbovich
Chairman and President

                                 June 21, 2001

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders will take place on July 3, 2001 at 2:30 p.m. at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of the Company's business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                          Sincerely,

                                      /s/ Dr. Nicholas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                   NOTICE OF
                       2001 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 2001 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple
Road), Amherst, New York 14226, on Tuesday, July 3, 2001 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To approve a 10-year long-term stock incentive plan which provides for incentive stock options, stock appreciation rights, restricted stock and units, performance benefits and compensation deferral opportunities for officers, key employees and directors of the Company and consultants to the Company.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 18, 2001 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                      /s/ Dr. Nicolas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Dated: June 21, 2001

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                   June 21, 2001

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 3, 2001

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on July 3, 2001 at 2:30 p.m., Buffalo time, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained without charge from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 21, 2001.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefore) by means of personal interview and telephone or telegraph, banks, brokerage houses and other institutions, nominees and/or fiduciaries to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of InvestorCom, Inc. 800 Third Avenue, 17th Floor, New York, New York 10022, to assist in the solicitation of proxies and will pay such firm a fee of approximately $4,000 plus expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 18, 2001. On such date there were outstanding 2,418,081 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 18, 2001, more than five percent of the outstanding Common Stock, based on the Company's records including copies furnished to the Company of schedules filed by shareholders with the Securities and Exchange Commission ("SEC"). Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

               NAME AND ADDRESS OF                  AMOUNT AND NATURE OF      PERCENT OF
                 BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      CLASS (1)
               -------------------                  --------------------      ----------
Servotronics, Inc.
Employee Stock Ownership Trust                            863,751(2)             35.7%
1110 Maple Street
P.O. Box 300
Elma, New York 14059
Dr. Nicholas D. Trbovich                                  367,077(3)             14.7%
1110 Maple Street
P.O. Box 300
Elma, New York 14059
Harvey Houtkin                                            364,856(4)             15.2%
78 Lafayette Avenue
Suffern, New York 10901

---------------

(1) Percent of class is based upon 2,418,081 shares outstanding as of May 18, 2001 plus, in the case of Dr. Trbovich, the shares underlying his stock options, all of which are presently exercisable.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership
    Trust -- Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C.
    Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 18, 2001 approximately 334,087 shares have been allocated to the accounts of participants and approximately 529,664 shares (21.9% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 40,276 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 75,600 shares; (iii) approximately 38,155 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and (iv) approximately 3,084 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13D, as last amended on April 19, 1999, jointly filed by Mr. Houtkin, Rushmore Financial Services, Inc. and All-Tech Investment Group, Inc. with the SEC. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 345,500 shares and shared voting and investment power with respect to 19,356 shares owned by the joint corporate filers or by Mr. Houtkin jointly with his mother. Mr. Houtkin disclaims beneficial ownership in additional shares owned by other members of his family.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 18, 2001, information as to the beneficial ownership of shares of Common Stock held by each nominee for director and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person, except as otherwise indicated):

                     NAME OF                        AMOUNT AND NATURE OF      PERCENT OF
                 BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      CLASS (1)
                 ----------------                   --------------------      ----------
Dr. Nicholas D. Trbovich                                   367,077(2)            14.7%
Nicholas D. Trbovich, Jr.                                   74,478(3)             3.0%
Donald W. Hedges                                            29,836(4)             1.2%
Dr. William H. Duerig                                       23,693(5)             1.0%
All directors and executive officers as a group          1,102,186(6)(7)         42.2%

---------------

(1) Percent of class is based upon 2,418,081 shares outstanding as of May 18, 2001 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes 42,524 shares which Mr. Trbovich, Jr. has the right to acquire under stock options which are currently exercisable or will be exercisable on or before July 17, 2001 and approximately 17,360 shares allocated to Mr. Trbovich, Jr.'s account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich Jr. serves as one of three trustees. See note (6) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 20,100 shares which Mr. Hedges has the right to acquire under a stock option which are currently exercisable or will be exercisable on or before July 17, 2001. Mr. Hedges has sole voting and investment power with respect to 9,261 shares and shared voting and investment power with respect to 475 shares.

(5) This amount includes 20,100 shares which Dr. Duerig has the right to acquire under a stock option which are currently exercisable or will be exercisable on or before July 17, 2001. Dr. Duerig has sole voting power in respect to 3,593 shares.

(6) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note
    (2) thereto.

(7) See notes (2) through (5) above.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                       POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
           NAME              AGE           AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
           ----              ---    ---------------------------------------------------------
Dr. Nicholas D. Trbovich     65     See table under "Election of Directors."
Nicholas D. Trbovich, Jr.    41     See table under "Election of Directors."
Raymond C. Zielinski         56     Vice President since 1990.
Lee D. Burns                 59     Treasurer and Secretary and Chief Financial Officer since
                                    1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     Directors' Fees. Under the Company's standard compensation arrangements with directors who are not employees, each such director is paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and reimbursement of actual expenses for attendance at Board or Audit Committee meetings. Members of the Audit Committee receive a fee of $450 for attendance at each Audit Committee meeting other than Audit Committee meetings held on the same day as a Board Meeting. No such meeting fee will be paid if the Audit Committee meeting is held on the same day as the Board of Directors meets, in which case only the $650 Board meeting fee will be paid to directors who are also Audit Committee members. Directors who are also employees do not receive the annual director's and/or meeting fees.

     Compensation Table. The following table shows the annual compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years.

                                                                           LONG TERM
                                           ANNUAL COMPENSATION              AWARDS
                                    ---------------------------------   ---------------
                                                             OTHER        SECURITIES
                                                             ANNUAL       UNDERLYING      ALL OTHER
         NAME AND                                           COMPEN-      OPTIONS/SARS      COMPEN-
    PRINCIPAL POSITION       YEAR    SALARY    BONUS (3)   SATION (1)   (NO. OF SHARES)   SATION (2)
    ------------------       ----   --------   ---------   ----------   ---------------   ----------
Dr. Nicholas D. Trbovich     2000   $328,875         --     $31,250         37,800         $11,069
  Chairman, President and    1999    318,654    $50,000      26,907             --          14,437
  CEO                        1998    288,558     50,000      17,265         37,800          17,417
Raymond C. Zielinski         2000   $118,478         --          --          7,500         $ 4,790
  Vice President             1999    108,942    $ 7,500          --             --           7,533
                             1998     99,677      6,500     $ 7,846          5,800          10,275
Nicholas D. Trbovich, Jr.    2000   $108,596         --     $54,508         18,400         $ 7,551
  Director, Vice President   1999     91,347    $ 7,500       1,525             --             967
                             1998     87,050      6,500         473         18,400             723
Lee D. Burns                 2000   $105,379         --     $29,172          7,500         $ 4,239
  Treasurer, Secretary, CFO  1999     91,347    $ 7,500          --             --             612
                             1998     83,512      6,500          --          5,800             612

---------------

(1) Includes for Dr. Trbovich $31,250, $25,000 and $16,442 in 2000, 1999 and
    1998, respectively, $7,846 for Mr. Zielinski in 1998, $54,508 for Mr. Trbovich, Jr. in 2000, and $29,172 for Mr. Burns in 2000, for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company over several years and prior to when the payment was received.

(2) All Other Compensation for 2000 includes (i) an allocation of 1,570, 1,168, 1,570 and 1,163 shares for Dr. Trbovich, Mr. Zielinski, Mr. Trbovich, Jr. and Mr. Burns, respectively, of Common Stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 2000 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $3.25 per share; and (ii) $4,191, $994, $2,343 and $459 to Dr. Trbovich, Mr. Zielinski, Mr. Trbovich, Jr. and Mr. Burns, respectively, for life insurance and health care benefits, but excludes $11,654, the excess of the fair market value of stock options exercised by Mr. Trbovich, Jr. in 2000 over the grant price.

(3) The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. No bonuses were paid in the year 2000. Discretionary payments authorized for 2001 will be included in the compensation table for 2001 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR-END OPTION VALUES
                          --------------------------------------------------------------
                                                       NUMBER OF           NUMBER OF
                                                      SECURITIES          SECURITIES
                                                      UNDERLYING          UNDERLYING           VALUE OF
                                                   OPTIONS AT FISCAL   OPTIONS AT FISCAL     UNEXERCISED
                            SHARES                     YEAR-END:           YEAR-END:         IN-THE-MONEY
                          ACQUIRED ON   REALIZED      EXERCISABLE        UNEXERCISABLE        OPTIONS AT
    NAME OF OFFICER        EXERCISE      VALUE          OPTIONS             OPTIONS        FISCAL YEAR-END*
    ---------------       -----------   --------   -----------------   -----------------   ----------------
Dr. Nicholas D. Trbovich        --           --         37,800              37,800                   --
Raymond C. Zielinski            --           --         11,524               7,500                   --
Nicholas D. Trbovich,
  Jr.                       12,593      $11,654         17,824              24,700                   --
Lee D. Burns                    --           --         11,524               7,500                   --
Donald W. Hedges                --           --          9,450              18,150                   --
William H. Duerig               --           --          9,450              18,150                   --

---------------

* None of the unexercised options held by the named individuals were in-the-money at fiscal year-end.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     Each nominee is currently serving as a director of the Company and was elected at the Company's 2000 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                          POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
              NAME                AGE         AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
              ----                ---    -----------------------------------------------------
Dr. William H. Duerig             79     Director of the Company since 1990; Physicist and
                                         Senior Program Manager for Kearfott Guidance &
                                         Navigation Corporation for more than five years prior
                                         to retirement in 1993.
Donald W. Hedges                  79     Director of the Company since 1967; self-employed
                                         attorney since 1988.
Nicholas D. Trbovich, Jr.         41     Director of the Company since 1990; Vice President of
                                         the Company since 1990; Director of Corporate
                                         Development of the Company from 1987 to 1990;
                                         Director of e.Autoclaims.
Dr. Nicholas D. Trbovich          65     Chairman of the Board of Directors, President and
                                         Chief Executive Officer of the Company since 1959.

     The directors recommend a vote FOR the four nominees listed below. Unless instructed otherwise, proxies will be voted FOR these nominees.

                                   PROPOSAL 2

                      2001 LONG-TERM STOCK INCENTIVE PLAN

ESTABLISHMENT AND OBJECTIVES

     The Company proposes to establish a long-term incentive compensation plan to be known as the "Servotronics, Inc. 2001 Long-Term Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSO"), Stock Appreciation Rights ("SARs"), Restricted Stock, Restricted Units, Performance Shares and Performance Units with respect to the Company's Common Shares ("Shares"). In addition, the Plan provides the opportunity for the deferral of the payment of salary, bonuses and other forms of incentive compensation.

     The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's objectives and which link the interests of Participants in the Plan (sometimes referred to as "Participants" or "grantees") to those of the Com-pany's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants; to give the Company a significant advantage in attracting and retaining officers, key employees, directors and consultants who perform services for the Company; and to be used in the furtherance and implementation of any long-term strategy, including, but not limited to, acquisitions and mergers.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services or Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

DURATION

     Subject to the approval of the Company's stockholders, the Plan shall become effective as of July 3, 2001 (the "Effective Date") and shall remain in effect through July 1, 2011 unless sooner terminated by the Board of Directors.

THE COMMITTEE

     The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Board"), or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) shall satisfy the "nonemployee director" requirements of Rule 16 b-3 under the Securities Exchange Act of 1934 and the regulations of Rule 16b-3 under that Act and the "outside director" provisions of Internal Revenue Code Section 162(m), or any successor regulations or provisions. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board. The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting. If the Board does not designate any members for the Committee, the Board shall be the Committee until such time as one is appointed. Notwithstanding anything herein to the contrary, the Board may, in its sole discretion, assume any and all of the authority and responsibility delegated to the committee under the Plan. References herein to the "Committee" shall mean the Board or any committee described in the Plan to the extent of any responsibilities or authority assigned or delegated or assumed to or by any of them under or pursuant to the Plan.

ELIGIBILITY

     Persons eligible to participate in this Plan consist of all Eligible Employees and members of the Board, Nonemployee Directors and consultants who provide services to the Company, but only to the extent provided herein. An Eligible Employee is defined as any officer or key employee who is employed on a full-time basis by the Company or its affiliates.

NUMBER OF SHARES AVAILABLE FOR GRANTS

     Subject to adjustment as referred to under "Amendments," the number of Shares that may be issued or awarded in the form of an option or transferred to Participants under the Plan shall be 350,000 Shares.

     The maximum number of Shares and Share equivalent units that may be granted during any calendar year to any one Participant, under Options, Freestanding SARs, Restricted Stock, Restricted

Units or Performance Shares, shall be 350,000 Shares (on an aggregate basis for all such types of Awards), which limit shall apply regardless of whether such compensation is paid in Shares or in cash.

     However, the aggregate market value (determined as of the date of grant) of Shares with respect to which ISOs are initially exercisable by an Eligible Employee (during any calendar year under all incentive stock option plans of the Company or any Company subsidiary) shall not exceed $100,000. No ISO shall be granted to an Eligible Employee who, at the time the ISO is granted, owns (as determined under Internal Revenue Code Section 424(d)) stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Company subsidiary unless (i) the option price is at least 110% of the fair market value (determined when the ISO is granted) of the Shares subject to the ISO, and (ii) the ISO is not exercisable more than 5 years from the date of grant.

DESCRIPTION OF PLAN AWARDS

     Only employees may be granted an ISO. The limitations on issuance of ISOs are described above under the heading "Number of Shares Available for Grants". Employees, directors and consultants may be granted an NQSO. Options are not transferable, other than by will or the laws of descent and distribution. The terms of each option will be specified by the Committee in each option agreement.

     Employees, directors and consultants may be granted SARs. The grant price cannot be less than the fair market value of the stock on the date of grant. The Committee will establish the grant price, the term of the SAR (which cannot exceed ten years) and any other provisions in a SAR agreement. Upon exercise, the Participant will receive, in cash or in stock at the Committee's discretion, an amount equal to the difference between the fair market value of a share of stock on the date of exercise and the grant price. Except as provided in the SAR agreement, SARs are not transferable other than by will or the laws of descent and distribution. SARs may be granted in tandem with a stock option ("Tandem SAR"). On exercise of a Tandem SAR the related portion of the option is canceled. If the portion of an option related to a Tandem SAR is exercised, the related Tandem SAR is canceled.

     At the Committee's discretion, an employee, director or consultant may be granted Restricted Stock. The Committee may impose conditions and restrictions on the shares, including time based requirements and specific performance objectives. The Company will retain the stock certificates if and until the restrictions lapse. While the restrictions are in place, the grantee of the shares has full voting rights.

     Employees may elect to defer a portion of their compensation in exchange for Restricted Stock Units equal in value to the amount deferred, plus twenty-five percent (or a smaller percentage as determined by the Committee). The Restricted Stock Units may be redeemed for cash or company stock, at the Committee's discretion, after the last day any restriction period lapses or as is otherwise provided in the Restricted Stock Unit agreement.

     Performance Units and Performance Shares may be granted to employees, directors and consultants. The Committee will establish performance criteria that must be satisfied before the Performance Units or Performance Shares can be redeemed for cash or shares (at the Committee's discretion). Payment must be made within 75 days after the close of the applicable performance period. The terms and conditions of a Performance Unit and Performance Share shall be determined by the Committee, and set forth in a separate agreement. Unless otherwise provided in the agreement, the Performance Units and Performance Shares are not transferable. In the event of death, disability or retirement during a performance period, the holder will receive a pro-rata payout, determined by the Committee. If the holder terminates employment or service within the performance period for reasons other than death, disability or retirement, the Performance Shares are forfeited. The performance criteria and measures for the Performance Shares and Performance units shall be chosen from among the following alternatives:

          (a) return to shareholders (absolute or as compared to peer-group companies);

          (b) stock price increase (absolute or as compared to peer-group companies);

          (c) cumulative net income (absolute or as compared to growth rates of Company competitors);

          (d) return on equity;

          (e) return on capital;

          (f) cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;

          (g) economic value added (income in excess of capital costs); or

          (h) market share.

CHANGE OF CONTROL

     In the event of a Change in Control of the Company (as defined in the Plan):

          - All stock options immediately vest.

          - All restrictions or restricted stock and performance based units or shares will be released and/or be deemed satisfied on a pro-rata basis, as determined by the Committee, which can provide for higher payments in the event actual performance exceeds the targeted benefit, taking into account the length of time that has passed since the original grants were made.

          - Participants whose awards may be adversely affected by any termination or amendment after a Change in Control must consent to the proposed adverse change to the award.

AMENDMENTS

     The Board may unilaterally amend or terminate the Plan. Shareholder approval is required to increase the number of shares under the Plan, to decrease the exercise period for ISOs, or to change the class of individuals eligible to receive ISOs. Exercise prices for Shares and the number of Shares that may be issued or awarded may be adjusted to reflect changes in the Shares resulting from mergers, consolidations, reclassification, splits, reverse splits, confirmations and comparable changes in Shares.

FEDERAL INCOME TAX CONSEQUENCES

     Non-Qualified Stock Options. The grant of a NQSO does not result in taxable income to the holder of such an option or in a deduction by the Company. The tax consequences are determined generally at the time the optionee exercises the non-qualified stock option. Upon the exercise of a NQSO, the optionee generally recognizes ordinary income in an amount equal to the difference between the fair market value of the Shares on the date of exercise and the exercise price of the option. The Company is entitled to a deduction for the year in which the optionee's tax year ends in an amount equal to the amount that was includible in the optionee's gross income. Upon exercise of options, Shares can be withheld (or delivered to the Company, in the case of previously-owned Shares) to satisfy tax withholding obligations.

     If an optionee surrenders or delivers Shares in whole or partial payment of the exercise price, the optionee will not recognize taxable income when the NQSO is exercised to the extent that the number of Shares so surrendered or delivered equals the number of Shares received upon the exercise of the option. The optionee will, however, recognize ordinary income with respect to the Shares received in excess of the number of Shares so surrendered or delivered, in an amount equal to the excess of the fair market value of such excess Shares on the date the NQSO is exercised over the amount of any cash paid.

     An optionee's tax basis in the Shares acquired pursuant to the exercise of a NQSO for which the option price is paid solely in cash will be equal to the amount of cash paid plus the amount of ordinary income that the optionee recognizes upon exercise of the option. As to the Shares acquired pursuant to exercise of a NQSO for which an optionee surrenders Shares of the Company in payment of all or part of the aggregate option price, the optionee's tax basis in the number of Shares acquired in the exchange which is equal to the number of surrendered Shares shall be the same as that of the surrendered Shares. The holding period of these acquired Shares shall be the same as that of the surrendered Shares. The optionee's tax basis in any excess Shares acquired in the exchange shall be zero, increased by the amount of cash, if any, paid upon the exercise of the NQSO and the amount of ordinary income that the optionee recognizes upon exercise of the option. The holding period of these acquired Shares shall begin as of the date such Shares are transferred to the optionee.

     Stock Appreciation Rights. The grant of SARs will not result in taxable income to the recipient or a deduction to the Company. Upon exercise of the SARs, the holder will be entitled to receive an amount equal to the excess of the fair market value of the Shares of the Company's common stock represented by the SARs over the grant price for the SARs (as set forth in the SAR award document), and this amount will be includible as ordinary income by the recipient and deductible by the Company. If the payment is made in Shares of the Company's common stock, those Shares will have an adjusted basis equal to the amount which the holder includes in income by reason of the exercise of the SARs.

     Incentive Stock Options. Under current law, the holder of an option will not recognize taxable income on the grant or exercise of an ISO. However, the amount by which the fair market value of Shares on the date the ISO is exercised exceeds the exercise price of such option will in general be treated as income for purposes of computing the optionee's alternative minimum taxable income in the year the ISO is exercised.

     If the Shares acquired through the exercise of an ISO are held by an optionee through the later of (i) two years from the date of the grant of the option or (ii) one year after the transfer of such Shares to the optionee pursuant to the exercise, the amount received by the optionee upon the sale or other disposition of such Shares in excess of the optionee's tax basis in such Shares will be taxable to such optionee as a long-term capital gain in the year of such sale or disposition. An optionee's tax basis in the Shares acquired pursuant to the exercise of an ISO will be equal to the exercise price of such options.

     If the Shares acquired through the exercise of an ISO are disposed of prior to the expiration of the two-year or one-year holding periods, an amount equal to the difference between (i) the lesser of (a) the amount realized on the sale or exchange, and (b) the fair market value of the Shares on the date the option was exercised, and (ii) the exercise price of the option relating to the Shares sold or exchanged will be taxable to the optionee as ordinary income in the year of such disposition. In addition, if the amount realized from the sale or disposition is greater than the fair market value of the Shares on the date the ISO was exercised, the optionee will also recognize gain in an amount equal to such difference.

This gain will be characterized as long-term or short-term capital gain, depending upon the holding period of such Shares. If Shares are disposed of by gift prior to the expiration of the two-year or one-year holding periods, an amount equal to the fair market value of the Shares on the date of exercise less the exercise price of the option relating to the Shares disposed of will be taxable to the optionee as ordinary income in the year of such disposition.

     The grant or exercise of an ISO will not result in any federal income tax consequences to the Company. However, if Shares acquired through the exercise of an ISO is disposed of by the optionee prior to the expiration of the two-year or one-year holding periods described above, the Company will be allowed a deduction equal to the amount of income includible in the optionee's gross income as a result of the disposition.

     If the Shares are subject to restrictions following the exercise of the options, the federal income tax treatment to the optionee and of the Company of option exercise and/or sale of the Shares may vary from the rules described above.

     Restricted Shares. A Participant normally will not realize taxable income and the Company will not be entitled to a deduction upon the grant of restricted Shares. When the Shares are no longer subject to a substantial risk of forfeiture, the Participant will realize taxable ordinary income in an amount equal to the fair market value of such Shares at such time, and the Company will be entitled to a deduction in the same amount. An employee may make a special tax election which affects the timing and measurement of income recognized in connection with the grant of restricted Shares, and the Company's deduction. Dividends received by an employee on restricted Shares during the restricted period are generally taxable to the employee as ordinary income and will be deductible by the Company.

     Restricted Stock Units. Neither the grant of restricted stock units nor the election by a grantee under the Plan (with the consent of the Committee) to defer current compensation in exchange for the award of restricted stock units will result in current income to the recipient or a deduction to the Company. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the Shares and/or the amount of money paid to the grantee, when the restrictions which apply to the restricted stock units are subject lapse, and the Company will be entitled to a deduction in that amount.

     Performance Units and Performance Shares. A Participant receiving an award of a performance unit or of performance shares will not realize taxable income until the performance unit is paid or until the right to retain the performance shares is no longer subject to a substantial risk of forfeiture, in an amount equal to the amount of cash received or the fair market value of Shares when vested, and the Company will be entitled to a corresponding deduction at such time.

     As of the date of this Proxy Statement, no determination has been made by the Board or the Committee as to the allocation of any awards or options to any eligible persons.

     The foregoing summary is subject to the full text of the Plan. The full text appears as Appendix A to this Proxy Statement.

     Under Delaware law the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on Proposal 2 shall be sufficient to adopt Proposal 2.

     The directors recommend a vote FOR approval of the Plan.

                         ADDITIONAL COMPANY INFORMATION

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Messrs. Hedges and Duerig. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operation controls and safeguards.

     Other than the functions performed by the Audit Committee, all functions of individual committees are performed by the Board of Directors. During the fiscal year ended December 31, 2000, the Audit Committee met 4 times and the Board of Directors met 10 times. No director attended less than 100% of the meetings held.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with standards of business conduct. The Board of Directors has adopted a charter for the Audit Committee, which is set out in full in Appendix B to this proxy statement. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. PricewaterhouseCoopers LLP, acting as independent auditors, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with the Company's management.

          2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

          3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP the matter of that firm's independence.

          4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.

                                          AUDIT COMMITTEE

                                          Donald W. Hedges, Chairman
                                          Dr. William H. Duerig

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of reports filed pursuant to Section 16(a) of the Securities Exchange Act or representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its officers and directors were timely made.

EMPLOYMENT AGREEMENT

     Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $331,500 per annum, or such greater amount as the Company's Board of Directors may determine, and lifetime health and life insurance benefits. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of
2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2004), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 2000 and 1999, Dr. Trbovich's son, Nicholas D. Trbovich, Jr., served as an officer and director of the Company and received the compensation disclosed in the Executive Compensation Table; See, also, the discussion under "Employment Agreement".

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of PricewaterhouseCoopers is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock present for purposes of determining the presence of a quorum, but will not be treated as shares of Common Stock having voted at the Meeting as to any proposal on which the broker does not vote.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than February 21, 2002, in order to be considered for inclusion as a stockholder proposal in the Company's proxy materials for the 2002 Annual Meeting.

                                 OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                          By Order of the Directors

                                      /s/ Dr. Nicholas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Elma, New York

APPENDIX A

                               SERVOTRONICS, INC.
                      2001 LONG-TERM STOCK INCENTIVE PLAN

                               SERVOTRONICS, INC.
                      2001 LONG-TERM STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Article 1. Establishment, Objectives and Duration...........     E-3

Article 2. Definitions......................................     E-3

Article 3. Administration...................................     E-8

Article 4. Shares Subject to the Plan and Maximum Awards....     E-9

Article 5. Eligibility and Participation....................    E-10

Article 6. Stock Options....................................    E-10

Article 7. Stock Appreciation Rights........................    E-12

Article 8. Restricted Stock, Restricted Stock Units and
  Restricted Units..........................................    E-13

Article 9. Performance Units and Performance Shares.........    E-15

Article 10. Performance Measures............................    E-16

Article 11. Beneficiary Designation.........................    E-16

Article 12. Deferrals.......................................    E-17

Article 13. Rights of Employees.............................    E-17

Article 14. Change in Control...............................    E-17

Article 15. Amendment, Modification and Termination.........    E-18

Article 16. Withholding.....................................    E-19

Article 17. Indemnification.................................    E-19

Article 18. Successors......................................    E-19

Article 19. Legal Construction..............................    E-19

                               SERVOTRONICS, INC.
                      2001 LONG-TERM STOCK INCENTIVE PLAN

ARTICLE 1.  ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Servotronics, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes a long-term incentive compensation plan to be known as the "Servotronics, Inc. 2001 Long-Term Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Performance Shares and Performance Units. In addition, the Plan provides the opportunity for the deferral of the payment of salary, bonuses and other forms of incentive compensation.

     Subject to the approval of the Company's stockholders, the Plan shall become effective as of July 3, 2001 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 OBJECTIVE OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants; to give the Company a significant advantage in attracting and retaining officers, key employees, directors and consultants who perform services for the Company; and to be used in the furtherance and implementation of any long-term strategy, including, but not limited to, acquisitions and mergers.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services or Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it pursuant to
Article 4 shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after July 2, 2011.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "AFFILIATES" shall mean, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

     2.2 "ASSOCIATE" shall mean, with respect to a specified Person, (i) any corporation or organization (other than the Company or a Subsidiary of the Company) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity security as defined in Rule 3a-11 of the General Rules and Regulations under the Exchange Act, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, of such spouse, who has the same home as such Person, or is an officer or director of any corporation controlling or controlled by such Person.

     2.3 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Performance Shares or Performance Units.

     2.4 "AWARD AGREEMENT" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted under this Plan to such Participant or the terms and provisions applicable to an election to defer compensation under Section 8.2.

     2.5 "BENEFICIAL OWNERSHIP" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act (or any successor rule or statutory provision) or, if Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on the date hereof; provided, however, that a Person shall, in any event, also be deemed to be the "Beneficial Owner" of any such securities:

          (i) which such Person or any Affiliate or Associate thereof beneficially owns, directly or indirectly;

          (ii) which such Person or any Affiliate or Associate thereof, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner of," or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any Affiliate or Associate thereof until the tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights;

          (iii) which such Person or any Affiliate or Associate thereof, directly or indirectly, has sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (iii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on
     Schedule 13D under the Exchange Act; or

          (iv) which are beneficially owned, directly or indirectly, by any other Person or any Affiliate or Associate thereof with which such Person or any Affiliate or Associate thereof has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subparagraph (iii) of this paragraph (d)) or disposing of any voting securities of the Company.

     Notwithstanding the foregoing, a Person shall not be deemed to be the "Beneficial Owner of," or to "beneficially own," any security as to which such person may be deemed to have voting or investment power solely by reason of such Person's position as a trustee of the ESOT, charitable foundation or other entity described in clause (iv) of Section 2.7.

     2.6 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.7 "CAUSE" shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Company and/or an Affiliate, and, in the absence of any such agreement, shall mean (i) the willful and continued failure of the Participant to substantially perform his or her duties with or for the Company or an Affiliate, (ii) the engaging by the Participant in conduct which is significantly injurious to the Company or an Affiliate, monetarily or otherwise, (iii) the Participant's conviction of a felony, (iv) the Participant's abuse of illegal drugs or other controlled substances or (v) the Participant's habitual intoxication. Unless otherwise defined in the Participant's employment or severance agreement, an act or omission is "willful" for this purpose if such act or omission was knowingly done, or knowingly omitted to be done, by the Participant not in good faith and without reasonable belief that such act or omission was in the best interest of the Company or an Affiliate.

     2.8 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) as of the first day any one or more of the following paragraphs shall have been satisfied:

          (a) Any Person who or which, together with all Affiliates and Associates of such Person, without the prior approval of a majority of the Continuing Directors, shall become the Beneficial Owner of 25% or more of the then Outstanding Non-ESOT Shares, provided, however, that Acquiring Person shall not mean (i) the Company, (ii) any Subsidiary of the Company,
     (iii) any employee benefit plan of the Company or any Subsidiary of the Company (including without limitation the Servotronics, Inc. Employee Stock Ownership Plan [the "ESOP"]), (iv) any entity holding shares of Common Stock organized, appointed, or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan (including without limitation the Servotronics, Inc. Employee Stock Ownership Trust [the "ESOT"]), (v) Dr. Nicholas D. Trbovich ("Dr. Trbovich") or any executor, administrator, attorney-in-fact, agent, proxy or representative (acting in his or her capacity as such) or lineal descendant of Dr. Trbovich) or (vi) a Person who inadvertently becomes the beneficial owner of 25% or more of the then Outstanding Non-ESOT Shares and who (A) represents to the Board of Directors of the Company that the acquisition of such shares was inadvertent without intent to make a tender offer; (B) undertakes to sell, within five Business Days, to a Person other than the Company, enough shares so that his total Beneficial Ownership is less than 25% of the then Outstanding Non-ESOT Shares; and (C) in fact does sell such shares within five Business Days;

          (b) During any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Directors, whose election by the Board or nomination for election by the company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary Retirement) to constitute a majority thereof; or

          (c) The stockholders of the Company approve: (i) a plan of complete liquidation or dissolution of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or
     (iii) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

     2.9 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.10 "COMMITTEE" means, as specified in Article 3 herein, the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan.

     2.11 "COMMON STOCK" shall mean the common stock, par value $.20 per share, of the Company and "common stock" when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

     2.12 "COMPANY" means Servotronics, Inc., a Delaware corporation, and any successor thereto as provided in Article 18 herein.

     2.13 "CONTINUING DIRECTOR" shall mean any director of the Company who is not an Acquiring Person (a person described in Section 2.8(a)) or a representative or nominee of an Acquiring Person, and (i) who was elected by the stockholders or appointed by the Board of Directors of the Company prior to the date as of which the Acquiring Person in question became an Acquiring Person, or
(ii) who was designated (before his initial election or appointment as a director) as a Continuing Director by a majority of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, by a majority of the then Continuing Directors.

     2.14 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.15 "DISABILITY" shall mean (a) long-term disability as defined under the Company's long-term disability plan covering that individual, or (b) if the individual is not covered by such a long-term disability plan, disability as defined for purposes eligibility for a disability award under the Social Security Act.

     2.16 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.17 "ELIGIBLE EMPLOYEE" means any officer or key employee who is employed on a full-time basis by the Company or any of its Affiliates. Directors who are not employed by the Company or its Affiliates shall not be considered Eligible Employees for purposes of being eligible to be granted ISO's under this Plan.

     2.18 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.19 "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.20 "FAIR MARKET VALUE" means:

          (a) the average of the high and low prices of publicly traded Shares on the national securities exchange on which the Shares as listed (if the Shares are so listed) or on the NASDAQ National Market System (if the Shares are regularly quoted on the NASDAQ National Market System);

          (b) if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market; and

          (c) if such bid and asked prices are not available, as reported by any nationally recognized quotation service selected by the Committee or as determined by the Committee.

     2.21 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     2.22 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein which is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

     2.23 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an employee of the Company or any of its Affiliates.

     2.24 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein that is not intended to meet the requirements of Code Section 422.

     2.25 "OPTION" means a NQSO and ISO, as described in Article 6 herein.

     2.26 "OUTSTANDING NON-ESOT SHARES" shall mean the number of shares of Common Stock outstanding exclusive of shares held by the ESOT (including both allocated and unallocated shares) as reported in whichever of the following documents has just recently been filed with the Securities and Exchange Commission as of the date the determination of the ESOT Shares is made: (i) the most recent amendment to the ESOT's Schedule 13G; (ii) the Company's most recent amendment to its Form 10-KSB which contains the information required by Part IV of Form 10-KSB; or (iii) the Company's most recent proxy statement.

     2.27 "PARTICIPANT" means an Eligible Employee, Director, or consultant who has been selected by the Committee to participate in the Plan pursuant to
Section 5.2 and who has outstanding an Award granted under the Plan.

     2.28 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) and any regulations promulgated thereunder.

     2.29 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

     2.30 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

     2.31 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.32 "POOLING TRANSACTION" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

     2.33 "RESTRICTION PERIOD" means the period during which the transfer of Shares of Restricted Stock/Units is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and/or the Restricted Stock/Units are not vested.

     2.34 "RESTRICTED STOCK" means a contingent grant of stock awarded to a Participant pursuant to Article 8 herein.

     2.35 "RESTRICTED STOCK UNIT" means a Restricted Unit granted to a Participant, as described in Article 8 herein, which is payable in Shares.

     2.36 "RESTRICTED UNIT" means a notional account established pursuant to an Award granted to a Participant, as described in Article 8 herein, which is (a) credited with amounts equal to Shares, or some other unit of measurement specified in the Award Agreement, (b) subject to restrictions and (c) payable in cash or Shares.

     2.37 "RETIREMENT" shall mean termination of employment on or after (a) attaining the age established by the Company as the normal retirement age in any unexpired employment agreement between the Participant and the Company and/or an Affiliate, or, in the absence of such an agreement, the normal retirement age under the tax-qualified defined benefit retirement plan or, if none, the tax-qualified defined contribution retirement plan, sponsored by the Company or an Affiliate in which the Participant participates, or (b) attaining age sixty-five with fifteen (15) years of service with the Company and/or an Affiliate provided the retirement is approved by the Chief Executive Officer of the Company unless the Participant is an officer subject to Section 16 or the Exchange Act in which case the retirement must be approved by the Committee.

     2.38 "SHARES" means the shares of common stock, $.20 par value, of the Company.

     2.39 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.40 "SUBSIDIARY" shall mean, with reference to any Person, any corporation of which a majority of any class of equity security is Beneficially Owned, directly or indirectly, by such Person.

     2.41 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which requires forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

     2.42 "WHOLE BOARD" shall mean the total number of directors which the Company would have if there were no vacancies on the Board of Directors.

ARTICLE 3.  ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) shall satisfy the "nonemployee director" requirements of Rule 16 b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act and the "outside director" provisions of Code Section 162(m), or any successor regulations or provisions. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting. If the Board does not designate any members for the Committee, the Board shall be the Committee until such time as one is appointed. Notwithstanding anything herein to the contrary, the Board may, in its sole discretion, assume any and all of the authority and responsibility delegated to the committee under the plan. References herein to the "Committee" shall mean the Board or any committee described in section Article 3.1 to the extent of any responsibilities or authority assigned or delegated or assumed to or by any of them under or pursuant to the Plan.

     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law and subject to the provisions herein, the Committee shall have full power to: select Eligible Employees who shall participate in the Plan; select Nonemployee Directors to receive Awards under Article 6; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law and consistent with Section 3.1, the Committee may delegate its authority as identified herein.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its Board of Directors, its stockholders, all Affiliates, employees, Participants and their estates and beneficiaries.

     3.4 AUTHORITY OF THE BOARD OF DIRECTORS. Notwithstanding any provision of this Plan to the contrary, the Board may independently exercise any and all powers of the Committee or allocate its respective responsibilities to others under the Plan, including retaining of them for itself, with respect to any and all aspects of the Plan in the sole discretion of the Board. The Committee shall have no authority or obligation with respect to any matters in connection with the Plan over which the Board chooses to act.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares for which Options or Awards may be granted under the Plan shall be 350,000 Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum number of shares for which ISO's may be granted under the Plan is 350,000.

     The maximum number of Shares and Share equivalent units that may be granted during any calendar year to any one Participant, under Options, Freestanding SARs, Restricted Stock, Restricted Units or Performance Shares, shall be 350,000 Shares (on an aggregate basis for all such types of Awards), which limit shall apply regardless of whether such compensation is paid in Shares or in cash.

     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan (other than for purposes of Subsection 4.1 above).

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES.

          (a) In the event the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of such Shares shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an Award under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. Outstanding Awards shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares, or of any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award therefore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

          (b) Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each Participant who holds an Award which has been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan consist of all Eligible Employees, including Eligible Employees who are members of the Board, Nonemployee Directors and consultants who provide services to the Company, but only to the extent provided herein.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees, Nonemployee Directors, and consultants those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Employees in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. In addition, NQSOs may be granted to Nonemployee Directors and consultants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the manner, time and rate of exercise or vesting of the Option, and such other provisions as the Committee shall determine. The Award Agreement shall specify the Option is intended to be an NQSO or an ISO within the meaning of Code Section 422.

     6.3 SPECIAL ISO LIMITATIONS.

          (a) The aggregate fair market value (determined as of the date an ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by an Eligible Employee (during any calendar year (under all incentive stock options plans of the Company or any subsidiary of the Company) shall not exceed $100,000.

          (b) No ISO shall be granted to an Eligible Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, unless (i) the option price is at least 110% of the fair market value (determination as of the time the ISO is granted) of the Shares subject to the ISO and (ii) the ISO by its terms is not exercisable more than five years from the date it is granted.

          (c) If any Option intended to be an ISO fails to qualify as such, it shall be treated as a non-qualified stock option that has been granted under the Plan.

     6.4 EXERCISE PRICE. The Exercise Price for each share subject to an Option granted under this Plan shall be at least equal to one hundred percent of the Fair Market Value of a Share on the date the Option is granted.

     6.5 DURATION OF OPTIONS. Each Option granted to an Eligible Employee or a Nonemployee Director shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of the date of its grant.

     6.6 DIVIDEND EQUIVALENTS. The Committee may grant dividend equivalents in connection with Options granted under this Plan. Such dividend equivalents may be payable in cash or in Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

     6.7 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Award or for each Participant.

     6.8 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares and any withholding tax-relating to the exercise of the Option.

     The Exercise Price, and any related withholding taxes, upon exercise of any Option shall be payable to the Company in full either: (a) in cash, or its equivalent, in United States dollars, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (c) if permitted in the governing Award Agreement, by a combination of (a) and (b). The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     6.9 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as the Committee deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.10 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and all Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the individual Award Agreements, need not be uniform among all Awards issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

     6.11 NONTRANSFERABILITY OF OPTIONS. Except as otherwise provided in this
Section 6.11, no Option shall be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime an Option shall be exercisable only by the Participant. Further, all Options granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with such evidence as the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

ARTICLE 7.  STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan. SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SAR or any combination of these forms of SAR.

     The Committee shall have sole discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a Freestanding SAR shall be no less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Exercise Price of the related Option.

     7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4 AWARD AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR and such other provisions as the Committee shall determine.

     7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

     7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The excess (or some portion of such excess as determined at the time of the grant by the Committee) if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the grant price specified in the Award Agreement; by

          (b) The number of Shares with respect to which the SAR is exercised.

     At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent Fair Market Value or in some combination thereof.

     7.7 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or service with the Company and all Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

     7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with such evidence as the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

ARTICLE 8.  RESTRICTED STOCK, RESTRICTED STOCK UNITS AND RESTRICTED UNITS

     8.1 GRANT OF RESTRICTED STOCK/UNITS. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock and/or Restricted Units to Participants in such amounts as the Committee shall determine. Each grant of Restricted Stock shall be represented by the number of Shares to which the Award relates. Each grant of restricted Units shall be represented by the number of Share equivalent units to which the Award relates.

     8.2 DEFERRAL OF COMPENSATION INTO RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, allow (or require with respect to bonuses) selected Eligible Employees to defer the payment of any portion of their salary and/or annual bonuses pursuant to this Section. A Participant's deferral under this Section shall be credited to the Participant in the form of Restricted Stock Units. The Committee shall establish rules and procedures for such deferrals as it deems appropriate.

     In consideration for forgoing compensation, the dollar amount so deferred by a Participant shall be increased by twenty-five percent (or such lesser percentage as the Committee may determine) for purposes of determining the amount of Restricted Stock Units to credit to the Participant. If a Participant's compensation is so deferred, there shall be credited to the Participant as of the date specified in the Award Agreement a number of Restricted Stock Units (determined to the nearest 100th of a unit) equal to the amount of the deferral (increased as described above) divided by the Fair Market Value of a Share on such date.

     8.3 AWARD AGREEMENT. Each Restricted Stock/Unit grant shall be evidenced by an Award Agreement that shall specify the Restriction Periods, the number of Shares or Share equivalent units granted, and such other provisions as the Committee shall determine.

     8.4 NONTRANSFERABILITY. Except as provided in this Article 8, the Restricted Stock/Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee and as specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and as set forth in the Award Agreement. All rights with respect to Restricted Stock/Units granted to a Participant under the Plan shall be available during the Participant's lifetime only to such

Participant or the Participant's guardian or legal representative. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with such evidence as the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

     8.5 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee may impose such other conditions and/or restrictions on any restricted Stock/Units granted pursuant to the Plan as it deems advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws.

     The Company shall retain the certificates representing Shares of restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     8.6 PAYMENT OF AWARDS. Except as otherwise provided in this Article 8, (i) Shares covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Restriction Period and (ii) Share equivalent units covered by each Restricted Unit under Section 8.1 or 8.2 shall be paid out in cash or Shares, at the Committee's discretion, to the Participant following the last day of the applicable Restriction Period or such later date as provided in the Award Agreement.

     8.7 VOTING RIGHTS. During the Restriction Period, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Restriction Period, Participants holding Shares of Restricted Stock/Units hereunder shall be credited with regular cash dividends or dividend equivalents paid with respect to the underlying Shares or Share equivalent units while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional Shares or units of Restricted Stock/Units, upon such terms as the Committee establishes.

     The Committee may apply any restrictions to the crediting and payment of dividends and other distributions that the Committee deems advisable. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock/Units is designed to qualify for the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock/Units, such that the dividends and/or the Restricted Stock/Units maintain eligibility for the Performance-Based Exception.

     8.9 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock/Units following termination of the Participant's employment or service with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Restricted Stock/Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance objectives in its discretion which, depending on the extent to which they arc met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met shall be called a "Performance Period" and shall be set by the Committee in its discretion.

     9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

     9.4 AWARD AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Award Agreement which shall specify the material terms and conditions of the Award, and such other provisions as the Committee shall determine.

     9.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Except as provided in Article 12, payment of earned Performance Units/Shares shall be made within seventy-five calendar days following the close of the applicable Performance Period in a manner determined by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof). Such Shares may be paid subject to any restrictions deemed appropriate by the Committee.

     9.6 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion in the Award Agreement. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement.

     9.7 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates during a Performance Period for any reason other than those reasons set forth in Section 9.6 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company, unless determined otherwise by the Committee in the Participant's Award Agreement.

     9.8 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by such Participant or Participant's guardian or legal representative. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with such evidence as the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

ARTICLE 10.  PERFORMANCE MEASURES

     Unless and until the Committee proposes for shareholder approval and the Company's shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following alternatives:

          (a) return to shareholders (absolute or peer-group comparative);

          (b) stock price increase (absolute or peer-group comparative);

          (c) Cumulative net income (absolute or competitive growth rates comparative);

          (d) return on equity;

          (e) return on capital;

        (f) cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;

          (g) economic value added (income in excess of capital costs); or

          (h) market share.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward), except to the extent permitted under Code
Section 162(m) to reflect accounting changes or other events.

     In the event that Code Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 11.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the death of the Participant before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee during the Participant's lifetime. If the Participant's designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant's death shall be paid to the Participant's spouse or if none, the Participant's estate.

ARTICLE 12.  DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock/ Units, or the satisfaction of any requirements or objectives with respect to Performance Units/Shares. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals. Notwithstanding the foregoing, the Committee in its sole discretion may defer payment of cash or the delivery of Shares that would otherwise be due to a Participant under the Plan if such payment or delivery would result in compensation not deductible by the Company or an Affiliate by virtue of Code Section 162(m). Such a deferral may continue until the payment or delivery would result in compensation deductible by the Company under Code Section 162(m).

ARTICLE 13.  RIGHTS OF EMPLOYEES

     13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

     13.2 PARTICIPATION. No Eligible Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.  CHANGE IN CONTROL

     14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) Any and all outstanding Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term.

          (b) Any Periods of Restriction and restrictions imposed on Restricted Stock shall lapse, provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 8.4 herein shall be determined in the manner set forth in Section 14. 1 (c) herein.

          (c) Except as otherwise provided in the Award Agreement, the vesting of all Performance Units and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period which has elapsed prior to the effective date of the Change in Control; provided, however, that in the event the Committee determines that actual performance to the effective date of the Change in Control exceeds target levels, the prorated payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period), based upon the length of time within the Performance Period which has elapsed prior to the effective date of the Change in Control.

     14.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the effective date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

ARTICLE 15.  AMENDMENT, MODIFICATION AND TERMINATION

     15.1 AMENDMENT, MODIFICATION AND TERMINATION. Subject to Section 14.2 the Board of Directors may amend, terminate or modify the Plan from time to time as it deems desirable; provided, however, that (i) without the approval of the majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, the Board of Directors may not amend, the Plan (x) to increase (except for increases due to adjustments in accordance with Section 4.3 hereof) the aggregate number of shares of Common Stock for which Options and/or Awards may be granted hereunder, (y) to decrease the minimum exercise price specified by the Plan in respect of ISOs or (z) to change the class of Employees eligible to receive ISOs under the Plan and (ii) without the approval of the Participant or Participants adversely affected, the Board of Directors may not amend the Plan in a manner that has an adverse effect on the vested rights of any Participant under any Award or Option theretofore granted under the Plan.

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised) and grant new Awards in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding Incentive Stock Option so as to specify a lower Exercise Price. Notwithstanding the foregoing, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted under the Plan.

     15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject to the requirements of Code Section 162(m) for the Performance-Based Exception in the case of Awards designed to qualify for the Performance-Based Exception.

     15.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     15.4 COMPLIANCE WITH CODE SECTION 162(M). Awards shall comply with the requirements of Code Section 162(m) if the Committee determines that such compliance is desired with respect to any Award or Awards available for grant under the Plan. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16.  WITHHOLDING

     16.1 TAX WITHHOLDING. Subject to the provisions of Section 16.2, the Company shall have the power and the right, to deduct or withhold, or require a Participant to remit to the Company, an amount (either in cash or Shares) sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Company may satisfy the minimum withholding requirement for supplemental wages, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the withholding tax required to be collected on the transaction. The Participant may elect, subject to the approval of the Committee, to deliver the necessary funds to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.

ARTICLE 17.  INDEMNIFICATION

     Each person who is or been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in a settlement approved by the Company, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18.  SUCCESSORS

     All obligations of the Company under the Plan or any Award Agreement with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.

ARTICLE 19.  LEGAL CONSTRUCTION

     19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Share and/or cash payouts under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     19.4 SECURITIES LAW COMPLIANCE. With respect to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     19.5 POOLING TRANSACTION. Notwithstanding anything contained herein to the contrary, in the event of a transaction which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such.

     19.6 UNFUNDED STATUS OF THE PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

     19.7 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

APPENDIX B

                               SERVOTRONICS, INC.
                                (THE "COMPANY")
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     A committee of the Board of Directors is designated as the Audit Committee. The Audit Committee shall be composed of two or more directors, as determined from time to time by the Board of Directors. The members of the Audit Committee are referred to below as "Members", each of which is a "Member". A majority of the Members shall be independent of the management of the Company and shall have no relationship to the Company that, in the judgment of the Board of Directors, may interfere with the exercise of those Members' independence from management and the Company. In determining whether any Member is independent, the Board of Directors will be guided by the definition of "independent" contained in Section 121 of the American Stock Exchange Listing Standards, Policies and Requirements ("Amex Company Guide"), including the specific restrictions applicable to each Member with respect to certain relationships between a Member and the Company as set forth in the Amex Company Guide.

     Each Member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. The Board of Directors shall designate one Member as Chairman of the Audit Committee.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the Audit Committee is responsible to maintain free and open means of communication among the Members, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

     To fulfill its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to achieve and maintain a standard that the corporate accounting and reporting practices of the Company are not only in accordance with generally accepted accounting principles, but also are of the highest quality.

     In carrying out these responsibilities the Audit Committee will:

          - Review and recommend to the Board of Directors the independent auditors to be engaged to audit the financial statements of the Company. The independent auditors are ultimately accountable to the Board of Directors and Audit Committee; and the Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

          - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit conduct a review as set forth below.

          - Review with the independent auditors and Company financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

          - Review with management and the independent auditors the financial statements proposed to be contained in the annual report to shareholders and the Company's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission ("Form 10-KSB") to determine that the independent auditors are satisfied with the quality of the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed; and the independent auditors shall disclose and present for discussion the matters required by the Statement on Auditing Standards No. 61 (as amended from time to time).

          - Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without Company management and employee personnel present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

          - Review and discuss with the independent auditors, upon their request, matters appropriate to determination of their independence, including the disclosures made by the auditors pursuant to Independence Standards Board Standard No. 1.

          - Establish a procedure whereby the Audit Committee or a Member on behalf of the Audit Committee may review quarterly financial statements or other financial presentations of the Company and have an opportunity, upon request, to discuss them with Company financial management personnel and the independent auditors before public release or public filing of the financial statements or presentations.

          - Review accounting and financial human resources and succession planning within the Company.

          - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors. Recommend to the Board of Directors whether the audited annual financial statements of the Company, after review by the Audit Committee as described above, should be included in the Form 10-KSB.

          - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

SERVOTRONICS, INC.                                          PROXY
1110 Maple Street                               THIS PROXY IS SOLICITED ON
P.O. Box 300                                 BEHALF OF THE BOARD OF DIRECTORS
Elma, New York 14059

    The undersigned hereby appoints Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich, and each or any of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, July 3, 2001, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple Road), Amherst, New York 14226, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

[ ] FOR all nominees listed below
   (except as otherwise marked to the contrary below)
[ ] WITHHOLD AUTHORITY to vote for all
   nominees listed below

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

   Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr.
                             Nicholas D. Trbovich.
2. Election of 2001 Long-term Stock Incentive Plan (See Proposal 2 in the Proxy Statement)

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

                (Continued and to be signed on the reverse side)

                          (Continued from other side)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR PROPOSAL 2. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES AND PROPOSAL 2.

    Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                                   Dated ________________, 2001


                                                   ----------------------------
                                                           Signature

                                                   ----------------------------
                                                           Signature

                                                   Joint owners should each
                                                   sign. Executors,
                                                   administrators, trustees,
                                                   guardians and corporate
                                                   officers should indicate
                                                   their title.